SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the securities Exchange Act

                                April 6, 2001
                                Date of Report
                      (Date of Earliest Event Reported)

                   INTERACTIVE MARKETING TECHNOLOGIES, INC.
            (Exact Name of Registrant as Specified in its Charter)

                           3575 CAHUENGA BLVD. WEST
                                  SUITE 390
                         HOLLYWOOD, CALIFORNIA 90680
                   (Address of principal executive offices)

                                (323) 874-4484
                        Registrant's telephone number

NEVADA                              0-29019                22-3617931
------                              -------                -----------
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 6, 2001 we engaged Corbin & Wertz, Certified Public Accountants, as our independent auditors. During the two most recent fiscal years and through April 6, 2001, we had not consulted with Corbin & Wertz regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Corbin & Wertz concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned who is duly authorized.



    /s/ Sandy Lang                                       4/23/01
By: _________________________________________     Date: _________________
    Sandy Lang, CEO and Chairman of the Board